Exhibit 10.20

FOURTH AMENDMENT TO THE

USPI GROUP HOLDINGS, INC.

2007 EQUITY INCENTIVE PLAN

This Fourth Amendment (this “Amendment”) is entered into to be effective as of July 15, 2014 (the “Effective Date”). All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the USPI Group Holdings, Inc. 2007 Equity Incentive Plan (as amended, the “Plan”).

W I T N E S S E T H:

WHEREAS, USPI Group Holdings, Inc., a Delaware corporation (the “Company”), has adopted the Plan to advance the interests of the Company by providing for the grant to Participants of Awards.

WHEREAS, pursuant to Section 9 of the Plan, the Administrator may amend the Plan;

WHEREAS, Section 4(a) of the Plan initially provided that a maximum of 20,145,458 shares of Stock may delivered in satisfaction of Awards under the Plan;

WHEREAS, the First Amendment to the Plan increased the maximum shares of Stock that may be delivered in satisfaction of Awards under the Plan to 20,726,523;

WHEREAS, the Second Amendment to the Plan increased the maximum shares of Stock that may be delivered in satisfaction of Awards under the Plan to 26,630,457;

WHEREAS, the Third Amendment to the Plan increased the maximum shares of Stock that may be delivered in satisfaction of Awards under the Plan to 27,070,457; and

WHEREAS, the Administrator again desires to amend Section 4(a) of the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is hereby amended, effective as of the Effective Date, as follows:

1. The first sentence of Section 4(a) of the Plan is hereby amended in its entirety to read as follows: “A maximum of 31,816,215 shares of Stock may be delivered in satisfaction of Awards under the Plan.”

2. Except as modified by this Amendment, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the undersigned, being the duly elected Secretary of the Company, hereby certifies that this Amendment was adopted by the Administrator on the Effective Date.

USPI GROUP HOLDINGS, INC.

By:
Name:	Jason B. Cagle
Title:	Chief Financial Officer